MFS(R) VARIABLE INSURANCE TRUST II:

                       MFS Capital Appreciation Portfolio

        Supplement to Current Prospectus - Initial Class & Service Class:


On November 23, 2009, shareholders approved the reorganization of the MFS Capital Appreciation Portfolio ("Capital Appreciation Portfolio"), a series of MFS Variable Insurance Trust II, into the MFS Massachusetts Investors Growth Stock Portfolio, also a series of MFS Variable Insurance Trust II. Accordingly, effective December 2, 2009, pending the consummation of this reorganization transaction which is scheduled to occur on or about December 4, 2009, shares of the Capital Appreciation Portfolio are no longer available for sale and exchanges into the Capital Appreciation Portfolio are no longer permitted.


                The date of this supplement is November 24, 2009.